EQUITY OIL COMPANY

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 13th day of May, 1998 at 2:00 p.m., to consider and act upon the following matters:

         1. To elect three Directors to hold office for three years and until the Annual Meeting of Stockholders in 2001, one Director to hold office for two years and until the Annual Meeting of Stockholders in 2000, and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 24, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The transfer books will not be closed.

     You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        CLAY NEWTON, Secretary

                                 PROXY STATEMENT

     This Proxy Statement is furnished to Stockholders of Equity Oil Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held May 13, 1998, at 2:00 p.m. at the Company's executive offices, Suite 806, 10 West 300 South, Salt Lake City, Utah, or at any adjournment of said meeting. The Company's Annual Report is enclosed in the envelope. The approximate date on which the Proxy Statement and the form of Proxy will be first sent to Stockholders is April 1, 1998. Only holders of common stock of record at the close of business on March 24, 1998 will be entitled to vote at the Meeting of Stockholders. On that date, the Company had issued and outstanding 12,596,500 shares of common stock, which is the only class of securities of the Company. All outstanding shares of said stock are entitled to vote and each shareholder of record entitled to vote shall have one vote for each share of stock standing in his name on the books of the Company. Each shareholder shall have the right to vote all such shareholders' votes for as many persons as there are Directors to be elected and for whose election such shareholder has the right to vote. Cumulative voting is not allowed under the Company's Articles of Incorporation.

     The shares represented by valid proxies will, if received by the Company in time for the meeting, be voted as authorized by such proxies. IF NO INSTRUCTIONS ARE GIVEN, THE SHAREHOLDERS' SHARES WILL BE VOTED IN FAVOR OF THE DIRECTORS NAMED, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. Each proxy is revocable at any time before it is voted.

                                VOTING PROCEDURES

     The Directors will be elected by the affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum is present if, as of the record date, the holders of at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspector(s) of Election who are expected to be employees of Chase Mellon Shareholder Services, the Company's transfer agent. The proxies granted by stockholders will be voted individually for the election of the nominees listed below, unless authority to vote is withheld as indicated in the proxy.

                          ITEM 1. ELECTION OF DIRECTORS

     The Articles of Incorporation of Equity Oil Company provide for a Board of Directors consisting of not less than six (6) nor more than nine (9) persons, the exact number within the minimum and maximum to be determined from time to time by the Board of Directors. On September 17, 1997, the Board increased the number of Directors from seven (7) to eight (8) persons and on November 20, 1997 Mr. William P. Hartl was elected to serve as the new Director. The Articles provide that a Director thus elected shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified.

     The Articles of Incorporation also divide the Board of Directors into three classes as nearly equal in number as possible with staggered terms of three (3) years each. The newly created office of Director was put into the same class as those Directors whose term expires in the year 2000. Accordingly, Mr. Hartl has been nominated to serve an initial term of two years. Three other nominees have been nominated to hold office for three (3) years or until the year 2001.

     The proxy solicited in connection with this proxy statement cannot be voted for a greater number than four Directors. All Director nominees are presently Directors of the Company. Information concerning the Director nominees to be elected at the annual meeting and the continuing Directors and Officers is listed below.

   Names, Principal Occupations During the Past Five Years, and Selected Other
                  Information Concerning Nominees for Director

                                                                      Served as
                                                                       Director
                                                                        Since
THREE YEAR NOMINEES:

PAUL M. DOUGAN  Age - 60                                                  1992
Director
President and Chief Executive Officer, Equity Oil Company
President and Director, Symskaya Exploration, Inc.
Director, Leucadia National Corporation.

Mr. Dougan acted as Corporate Secretary form 1968 until his appointment as President in January, 1994.

DOUGLAS W. BRANDRUP  Age - 57                                             1975
Director
Chairman of the Board of  Directors  Senior  Partner,
Griggs Baldwin & Baldwin Attorney at Law - New York City,
New York Director, 3-D Geophysical, Inc.

JOSEPH C. BENNETT  Age - 65                                               1995
Director
Self-employed. Mining and oil and gas investments.
Director, Coeur d'Alene Mines Corporation
Director, Paragon Petroleum Limited.

TWO YEAR NOMINEE:

WILLIAM P. HARTL Age - 63                                                 1997
Director
Vice President, Investor Relations, Ashland, Inc.
Past President, Petroleum Investor Relations Association
Past Chairman, National Investor Relations Institute
Director, The Communications Strategy Group, Inc.


     It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees, Paul M. Dougan, Douglas W. Brandrup, Joseph C. Bennett, and William P. Hartl. In the event that any nominee for Director should be unavailable or unable to serve, which is not anticipated, it is intended that such shares shall be voted for such substitute nominee as may be selected by the Board of Directors.

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS


                                                         Served         Term
                                                          Since        Expires

WILLIAM D. FORSTER Age - 51                                1994         2000
Director
Co-Chairman, Cheniere Energy, Inc.

RANDOLPH G. ABOOD Age - 47                                 1997         2000
Director

Manager and member of The Ninigret Group, L.C. Tax attorney, Satterlee Stephens Burke & Burke 1976 to
1996. Director, Royster-Clark, Inc.

P.J. "JACK" BERNHISEL    Age - 50                          1996         2001
Director

Owner,  European Marble & Granite Company.  Former
Senior  Vice  President  -  Law  and  Finance  for
Kennecott Corporation,  1986 - 1993, and Corporate
Controller for the Standard Oil Company. Attorney and Certified Public Accountant.

W. DURAND EPPLER Age - 44                                  1997         2001
Director

Mr.  Eppler was  appointed on November 20, 1997 to
fill the unexpired term of Mr. L.E. Buzarde,  Jr.,
who  resigned  from  the  Board  of  Directors  on
February   7,   1997.   Vice-President,   Business
Development  and  Planning,  Newmont Gold Company.
Formerly Managing Director of Chemical Securities,
Inc. Metals and Mining Group.

CLAY NEWTON  Age - 40                                      1991

Corporate  Secretary  and  Treasurer,  Equity  Oil
Company;   Director   and   Treasurer,    Symskaya
Exploration, Inc.

JAMES B. LARSON  Age - 36                                  1997
Vice President  - Operations

Mr. Larson, a registered petroleum engineer, was appointed to the office of Vice President -
Operations on November 15, 1996. He has been employed by the Company for over 10 years.

         SECURITY OWNERSHIP OF MANAGEMENT

Title of                                       Amount and Nature of     Percent
Class                    Name                  Beneficial Ownership     of Class
------------------------
Common     1Paul M. Dougan                           592,476                4.5
             President, Chief Executive Officer
             and Director Nominee

           2Douglas W. Brandrup                       65,200                 .5
             Chairman of the Board of Directors
             and Director Nominee

            Joseph C. Bennett                         12,000                 .1
             Director Nominee

            William P. Hartl                           1,000                  -
             Director Nominee

            P.J. "Jack" Bernhisel                     14,000                 .1
              Director

            William D. Forster                        18,000                 .1
              Director

            Randolph G. Abood                         12,000                 .1
              Director

            W. Durand Eppler                             500                  -
              Director

           3James B. Larson                           62,800                 .5
              Vice President - Operations

           4Clay Newton                               65,400                 .5
              Corporate Secretary and
              Chief Financial Officer

           5Total Ownership of Directors             843,376                6.4
              and Executive Officers as a Group

--------

1 The calculation of beneficial ownership includes 333,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date; 66,676 shares owned by Mr. Dougan's wife and 31,206 shares held in a Family Limited Partnership of which Mr. Dougan is the general partner. The calculation does not include 3,470 shares for which Mr. Dougan's wife acts as trustee and 302,570 shares owned by Mr. Dougan's married daughters and their families over which Mr. Dougan has no voting power and concerning which he is not the beneficial owner.

2 The calculation of beneficial ownership includes 24,500 shares concerning which Mr. Brandrup disclaims any beneficial ownership, consisting of 18,500 shares owned by various trusts for which Mr. Brandrup acts as trustee and has shared voting and investment power, and 6,000 shares owned by Mr. Brandrup's wife and children.

3 The calculation of beneficial ownership includes 58,200 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

4 The calculation of beneficial ownership includes 57,800 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

5 The calculation of beneficial ownership includes 449,500 shares subject to outstanding options that were exercisable at the table date of within 60 days of such date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers and persons who own more than ten (10%) percent of the registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten (10%) percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the reports received by it, or written representations from certain reporting persons that no filings were required for those persons, the Company believes that during fiscal 1997, its Officers, Directors and greater than ten (10%) percent shareholders complied with all applicable filing requirements, except that one report required to be filed on Form 4 was not made by Douglas W. Brandrup, Chairman. He became aware of two transactions made by his wife in December after the time for filing a Form 4 had expired. These transactions, along with two acquisitions that had previously qualified as exempt transactions for year-end Form 5 reporting, and which exemptions were lost as a result of the foregoing transactions, should have been reported on Form 4 for the month of December. All of the transactions have been reported on a timely filed Form 5.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has an Audit, Compensation, and Nominating Committee. The Audit Committee reviews internal and external reporting of the Company, the scope of the independent audit and any comments by the independent auditors regarding internal controls and accounting procedures, and further considers management's response to any such comments. The Audit Committee consists of William D. Forster, Chairman, P.J. "Jack" Bernhisel, Randolph G. Abood, and W. Durand Eppler. The Audit Committee met once in 1997 to review the work of the independent auditors.

     The Compensation Committee evaluates management's performance, reviews and establishes compensation levels for the Company's executive Officers, administers the Company's cash bonus and incentive stock option plans, and considers other related matters concerning management motivation and compensation. The Committee consists solely of outside Directors. The members of the Committee are Joseph C. Bennett, Chairman, Douglas W. Brandrup, P.J. "Jack" Bernhisel, William D. Forster, Randolph G. Abood, William P. Hartl, and W. Durand Eppler. The Committee met twice in 1997.

     The Nominating Committee interviews, nominates and recommends individuals for membership on the Company's Board of Directors. The entire Board of Directors acts as a Nominating Committee. By February 5 of each year, candidates are nominated for directorships to be filled. Candidates can be suggested by Board members or stockholders. There is no specific procedure to be followed by security holders in submitting recommendations to the Board. In selecting a candidate, consideration is given to the skills and characteristics required of Board members in the context of the current makeup of the Board and business of the Company.

     The Board of Directors held four regular and one special meeting in 1997. No Director attended less than 75% of the meetings.

COMPENSATION OF DIRECTORS

     Non-Employee Directors were each paid a retainer fee in the amount of $4,000 on December 31, 1997. In addition, fees of $500 were paid for each of the regular meetings attended in 1997. Each Non-Employee Director was granted 2,000 shares of the Company's common stock as additional compensation, as provided for under the 1993 Incentive Stock Option Plan. The Chairman of the Board receives additional fees of $2,000 per month.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following information is furnished for the years ended December 31, 1997, 1996 and 1995 respectively, for the Company's President and Chief Executive Officer and each of the other executive Officers of the Company whose salary and bonus exceeded $100,000 during 1997.

                                                                                               Long Term Compensation
                                            Annual Compensation                         Awards     Payouts
                                                                 Other Annual         Restricted   Options/         All other
Name and Principal Position     Year   Salary ($)  Bonus ($)(3   Compensation        Stock Awards  SAR's(1)       Compensation(2)
                                ----   ----------  ---------     ------------        ------------  --------       ---------------
Paul M. Dougan,                  1997   235,000       47,000            NA                 NA         35,000           38,039
President and                    1996   235,000       35,250            NA                 NA         89,500           36,934
Chief Executive Officer          1995   200,000       80,000            NA                 NA         35,000           31,148


Clay Newton                      1997   105,000       21,000            NA                 NA          9,000           17,382
Corporate Secretary,             1996   100,000       15,000            NA                 NA         13,000           16,684
Treasurer, and                   1995    87,000       34,800            NA                 NA          9,000           14,198
Chief Financial Officer

James B. Larson                  1997   105,000       21,000            NA                 NA         11,000           17,159
Vice-President of Operations     1996    90,000       13,500            NA                 NA         13,000           15,184
                                 1995    79,000       31,600            NA                 NA          9,000           12,998


NOTES

     (1) Does not include tandem SARs granted in 1997 as follows: (i) Mr. Dougan 35,000; (ii) Mr. Newton, 3,000; (iii) Mr. Larson, 5,000; SARs are issued in tandem with non-qualified options, either of which, but not both, may be exercised. See Options Granted table for more information.

     (2) The amounts shown in this column for the last fiscal year include the following: (i) Mr. Dougan, $24,000 - annual Company contribution to the defined contribution plan (DCP), $11,250 - contribution to a supplemental retirement plan, $2,789 - value of Company paid term life insurance premiums; (ii) Mr. Newton, $15,750 - annual Company contribution to the DCP,$1,632 - value of Company paid term life insurance premiums. (iii) Mr. Larson, $15,750 annual Company contribution to the DCP, $1,409 - value of Company paid term life insurance.

     (3) Bonus amounts shown are those earned for the year indicated. 75% of 1997 bonuses were paid in cash, with the remainder paid in Company stock as follows: Mr. Dougan, 4,700 shares, Mr. Newton and Mr. Larson, 2,100 shares.

                             OPTIONS GRANTED IN 1997

The following information is furnished for the year ended December 31, 1997 for the Company's named executive Officers for stock options granted in 1997.





                                                                              Potential Realizable Value
                                                                                at Assumed Annual Rates
                                         Individual Grants                    of Stock Price Appreciation
                                                                                   for Option  Term
                                   % of Total
                                   Options/SARs
                                     Granted to
                        Options     Employees in     Exercise or
                     SARs Granted     Fiscal         Base Price  Expiration
                          (#)          Year            ($/SH)      Date            5%             10%
Name
Paul M.Dougan.......  (1)     -         0.0%        $3.5625      1/25/2007       $     -       $      -
                      (2)35,000        28.8%        $3.5625      1/25/2007       $78,255       $198,475
                      (3)35,000        28.8%        $3.5625      1/25/2007       $78,255       $198,475

Clay Newton...........(1) 6,000         4.9%        $3.5625      1/25/2007       $15,154        $39,565
                      (2) 3,000         2.5%        $3.5625      1/25/2007       $ 7,577        $19,782
                      (3) 3,000         2.5%        $3.5625      1/25/2007       $ 7,577        $19,782

James B. Larson.......(1) 6,000         4.9%        $3.5625      1/25/2007       $15,154        $39,565
                      (2) 5,000         4.1%        $3.5625      1/25/2007       $12,629        $32,970
                      (3) 5,000         4.1%        $3.5625      1/25/2007       $12,629        $32,970



             AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END VALUES




                                                                     Number of           Value of Unexercised
                                                                Unexercised Options      in the money Options
                               Shares                              SARs at FY-End           /SARs at FY-End
                             Acquired on          Value           (#)Exercisable/          (#)Exercisable/
Name                          Exercise          Realized($)        Unexercisable            Unexercisable

Paul M. Dougan                NA                  NA              298,500/35,000                -/-
Clay Newton                   NA                  NA               48,000/32,000                -/-
James B. Larson               NA                  NA               48,000/34,000                -/-







NOTES


     (1) Options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, options are 10 year options with vesting periods ranging from 1 to 6 years, generally terminating 3 months following an optionee's death or retirement.

     (2) Non-qualified stock options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, these are 10 year options with vesting periods ranging from 1 to 6 years, generally expiring 3 years following an optionee's retirement.

     (3) SARs issued in tandem with non-qualified options above, either of which, but not both, may be exercised.

                      REPORT OF THE COMPENSATION COMMITTEE


COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company is in the oil and gas exploration and production business, an industry characterized by unpredictable revenues resulting from price volatility in world oil and gas markets. Because of this unstable environment, the Company's compensation policies are not based upon short term, quarterly or even yearly financial results; rather, the policies focus on longer term objectives and achievements, calculated not only to maintain but to expand the Company's asset base through acquiring producing reserves at attractive costs, locating and exploring promising prospects, and implementing projects designed to increase reserves and production on existing properties.

     The philosophy upon which the development and administration of the Company's cash bonus and stock option plans are based is to directly align the interests of executive management and other key employees with those of our shareholders. The major components of this philosophy are:

o Creating compensation plans which enable the Company to attract and retain Officers and key employees important to the Company's success, and to provide them a compensation package reflecting the Company's performance, measured by success in achieving strategic, operating and financial objectives.

o Providing meaningful cash and equity-based incentives for executives, and other key employees, to ensure they are motivated over the short and long term to respond to the Company's challenges and opportunities as owners, rather than simply as employees.

o Rewarding executives and key employees for superior performance when shareholders receive an attractive return on their investment over the longer term.

     The Committee's objective is to set executive and other key employee base salaries at or below the average base salaries of similar companies in the energy sector, based upon industry surveys. These surveys include the registrants used by the Company in its self-constructed peer group. However, in addition to average or below average base salary levels, the Committee provides incentives through a combination of a cash bonus program, an equity-based stock option program, and a profit sharing retirement plan.

     Under the cash bonus program, executives and other key employees can earn additional compensation up to 50% of their base salary. In determining the size of the bonus, the key factors considered by the Committee, in order of their importance, are: (i) the year-end stock price exceeding a 3-year rolling average of year-end stock prices, (ii) reserve replacement exceeding production by a meaningful measure and (iii) finding costs. Along with these factors, the Committee subjectively considers the degree of success in meeting strategic, operating and financial objectives such as oil and gas production levels, earnings per share, operating cash flow, and developing exploration and development prospects, among other considerations. These latter measures, while not specifically weighted, are all critical to building shareholder value which is the ultimate goal of the Company and its compensation programs.

     The stock option program provides a method of encouraging long term results beneficial to our shareholders since the potential value of each stock option is tied to increased shareholder value. The options are always awarded at present market value, and vest in 1 to 6 years. All stock options have a duration of ten years before expiration. The Company has a policy of not repricing stock options.

COMPANY PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation of the Company's President and Chief Executive Officer is determined in the same manner as the compensation for other Officers and key employees of the Company as described above. While there is no specific relationship between corporate performance and base salary, incentive compensation of the Company's President and Chief Executive Officer is largely dependent upon the overall performance of the Company. In setting Mr. Dougan's base salary, the Committee considered his contribution in developing and executing the Company's growth strategy, progress in the area of reserve replacement, and the continued high level of energy which he devoted to the Company. The Committee further reviewed his salary based on the type of industry evaluation discussed above. According to the performance criteria of the cash bonus program, which includes reserve replacement success, stock price appreciation, and finding cost performance, Mr. Dougan earned a bonus equivalent to 20% of his 1997 base salary based upon reserve replacement success, which was paid in early 1998. The Committee also determined in early 1998 to grant him 54,000 non-qualified options.

Respectfully submitted,



Equity Oil Company Compensation Committee

Joseph C. Bennett, Chairman                        Douglas W. Brandrup
P.J. "Jack" Bernhisel                              W. Durand Eppler
William D. Forster                                 William P. Hartl
Randolph G. Abood




CHANGE IN CONTROL AGREEMENTS

     The Company has entered into change in control agreements with Messrs. Dougan, Larson, and Newton. The initial term of each agreement expires on December 31, 1999, or twenty-four months following a "Change in Control" (as defined below). Mr. Dougan's agreement provides that in the event of a Change in Control, followed by the occurrence of certain specified events, including the assignment of the Mr. Dougan to duties inconsistent with his position immediately prior to the change in control, a reduction in his salary, or requiring him to be relocated, he will receive an amount equal to two and one-half times his Average Annual Earnings, as defined in Section 280G of the Internal Revenue Code, and is entitled to receive medical and other benefits for a two year period. Mr. Larson's and Mr. Newton's agreements provide for a payment in similar circumstances equal to two times their Average Annual Earnings.

     Under the agreements, a "Change in Control" is defined as an occurrence of an event whereby (i) any person or group becomes the beneficial owner of 20% or more of the combined voting power of the Company's outstanding securities; (ii) the Company merges or combines into another corporation; or (iii) the business of the Company is disposed of pursuant to a partial or complete liquidation of the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Information concerning beneficial owners of more than five percent of registrant's voting securities is as follows:


                                                   Amount and
                                                   Nature of
Title of           Name and Address of             Beneficial          Percent
 Class              Beneficial Owner               Ownership           of Class
-------------------------------------------------------------------------------


Common            Croft - Leominster, Inc.            950,000              7.5
                  207 East Redwood Street
                  Suite 802
                  Baltimore, MD 21202

                  1J. Lynn Dougan                     860,000              6.8
                  215 South State Street
                  Salt Lake City, UT 84101

                  2Dimensional Fund                   789,425              6.3
                  Advisors, Inc.
                  1299 Ocean Ave., 11th Floor
                  Santa Monica, CA 90401


--------

     1 The calculation of beneficial ownership includes 315,000 shares owned by the Galena Group, a limited partnership of which Mr. Dougan is the general partner and has sole voting and investment power. Mr. Dougan is the brother of Paul M. Dougan, President of the Company.

     2 According to a Schedule 13-G dated February 6, 1998 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 789,425 shares of Equity Oil Company stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                   COMPARISON OF CUMULATIVE SHAREHOLDER RETURN



                 COMPARISON OF CUMULATIVE SHAREHOLDER RETURN(1)


     This page is a graphical representation of the performance graph required to be filed with this proxy statement. The graph compares the return of an investment in the Company's Common Stock at December 31, 1992 with a similar investment in the stocks of the Company's selected peer group, a published industry or line-of-business index, and a broad equity market index, which in this case is the Russell 2000 Small Cap index.

The data points of the graph are as follows:

                         1992(1)    1993      1994      1995     1996      1997

Equity Oil Company        100    124.718    120.821   183.180   95.487   95.487
Peer Group(2)             100    131.035    125.045   158.096  238.375  223.092
Russell 2000 Small Cap    100    118.879    116.711   149.916  174.644  213.700
S&P Oil & Gas Small Cap   100    105.775    104.148   128.598  255.155  226.116







     Notes:

     (1) Assumes that the value of the investment in the Company's common stock, and in each index, was $100 on December 31, 1992, and that all dividends were reinvested.

     (2) The Peer Group Index was selected by the Company in 1993, and originally consisted of 9 companies. Due to the consolidation in the oil and gas industry, the Group has decreased to 6 companies. The Company is concerned that additional consolidation will further reduce the number of companies in the peer group in the future, making it less meaningful as a comparative index. The Company has elected to use a broader, published industry index for comparative purposes, beginning with this proxy statement. The self-constructed peer group index is comprised of the following independent oil and gas companies: Berry Petroleum, Comstock Resources, Magellan Petroleum Corp., Maynard Oil Co., Swift Energy Co., and Wiser Oil Co. The index is weighted to reflect the relative market capitalization of the peer group companies.

     (3) The Company has elected to use the Standard & Poors Oil & Gas (Exploration & Production) Small Cap Index, which consists of 17 companies, as its published industry index beginning with this proxy statement.

                            EXPENSES OF SOLICITATION

     The expense of soliciting proxies, including costs of preparing, assembling and mailing of the notice, proxy, and proxy statement will be paid by the Company. The Company has engaged D. F. King & Co., Inc., New York, to assist in the soliciting of proxies from brokerage firms and others, and for forwarding the soliciting materials to beneficial owners of stock. It is estimated that up to $5,000 will be incurred by the Company in connection with the solicitation. In addition to the use of the mails, proxies may be solicited by personal interview or by telephone by Officers and Directors of the Company.


                                    AUDITORS

     The Company's financial statements for the year ended December 31, 1997 were examined by the independent certified public accounting firm of Coopers & Lybrand L.L.P. The Board of Directors has again selected their firm to serve as the auditors for the Company for 1998. A representative of Coopers & Lybrand L.L.P. is expected to be present at the stockholders' meeting to make any statement they may desire or respond to such questions as may be appropriate.

                         DATE FOR STOCKHOLDER PROPOSALS
                           FOR THE 1999 ANNUAL MEETING

     If stockholders desire to submit proposals to be presented at the Company's 1999 Annual Meeting, the same should be sent to Equity Oil Company at its principal executive office: P.O. Box 959, Salt Lake City, Utah 84110-0959, no later than December 1, 1998; otherwise, the proposal or proposals shall not be included in the Company's proxy statement or form of proxy for the 1999 Annual Meeting.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF A BENEFICIAL OWNER OF ITS SECURITIES, ISSUER WILL SEND WITHOUT CHARGE A COPY OF ISSUER'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ISSUER'S MOST RECENT FISCAL YEAR, INCLUDING APPLICABLE FINANCIAL STATEMENTS AND SCHEDULES. WRITTEN REQUESTS SHOULD BE DIRECTED TO CLAY NEWTON, SECRETARY, EQUITY OIL COMPANY, P.O. BOX 959, SALT LAKE CITY, UTAH 84110-0959.

                             DISCRETIONARY AUTHORITY

     The Board of Directors is not aware of any matter which may properly be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in respect of any such other matter in accordance with their best judgement in the interest of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        CLAY NEWTON, Secretary

                                  EXHIBIT "A"
                                 FORM OF PROXY

                               EQUITY OIL COMPANY
                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 13th day of May, 1998 at 2:00 p.m., to consider and act upon the following matters:

         1. To elect three directors to hold office for three years and until the Annual Meeting of Stockholders in 2001, and one director to hold office for two years and until the Annual Meeting of Stockholders in 2000, and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 24, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The transfer books will not be closed.

     You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                                 BY ORDER OF THE BOARD OF DIRECTORS
                                 CLAY NEWTON, Secretary

         1. To elect the three directors to hold office for three years and until the Annual Meeting of Stockholders in 2001, and one director to hold office for two years and until the Annual Meeting of Stockholders in 2000, or until their successors are duly elected and qualified.

                  Three year director nominees: Paul M. Dougan, Douglas W. Brandrup, Joseph C. Bennett

                  Two year director nominee: William P. Hartl

                  Note: to withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not stricken. In the event any nominee should be unable to serve, or for good cause will not serve, it is intended that this proxy shall be voted for such substitute nominee as may be selected by the Board of Directors.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               EQUITY OIL COMPANY

The undersigned, revoking all prior proxies, hereby appoints Paul M. Dougan, President, and Clay Newton, Secretary, and any one or both of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of EQUITY OIL COMPANY of the undersigned as if the undersigned were personally present and voting at the Company's Annual Meeting, May 13, 1998, and at all adjournments thereof.